As filed with the Securities and Exchange Commission on July ___, 1997

                                                  Registration No. 333-


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                          ----------------------
                                 FORM S-8
                          REGISTRATION STATEMENT
                                  Under
                        The Securities Act of 1933

                        --------------------------
                               P-COM, INC.
          (Exact name of registrant as specified in its charter)

        Delaware                                    77-0289371
(State or other jurisdiction            (IRS Employer Identification No.)
of incorporation or organization)


                       3175 S. Winchester Boulevard
                        Campbell, California 95008
           (Address of principal executive offices) (Zip Code)

                        ------------------------
                               P-COM, INC.
                  1995 STOCK OPTION/STOCK ISSUANCE PLAN
                       EMPLOYEE STOCK PURCHASE PLAN
                      CONTROL RESOURCES CORPORATION
                      -----------------------------
             AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN
                     1995 INCENTIVE STOCK OPTION PLAN
                        (Full title of the Plans)

                        -------------------------
                            George P. Roberts
            Chairman of the Board and Chief Executive Officer
                               P-COM, INC.
         3175 S. Winchester Boulevard, Campbell, California 95008
                 (Name and address of agent for service)
                              (408) 866-3666
      (Telephone number, including area code, of agent for service)


                     CALCULATION OF REGISTRATION FEE
=========================================================================================
                                                  Proposed       Proposed
    Title of                                       Maximum        Maximum
   Securities                  Amount             Offering      Aggregate     Amount of
     to be                      to be              Price         Offering   Registration
   Registered               Registered(1)        per Share        Price         Fee
   ----------               -------------        ---------        -----         ---
Options to purchase Common      1,500,000           N/A            N/A          N/A
Stock $0.0001 par value
(P-Com, Inc. 1995 Stock
Option/Stock Issuance Plan)

Common Stock, $0.0001           1,500,000       $32.625(2)   $48,937,500(2)  $14,830.00
par value
(P-Com, Inc. 1995 Stock
Option/Stock Issuance Plan)

Common Stock, $0.0001             150,000       $32.625(2)    $4,893,750(2)   $1,483.00
par value
(P-Com, Inc.Employee Stock
Purchase Plan)

Options to Purchase Common Stock   78,071           N/A            N/A           N/A
$0.0001 par value
(Control Resources Corporation
1995 Incentive Stock Option Plan)

Common Stock, $0.0001 par value    78,071         $4.19(3)      $327,117         $100.00
(Control Resources Corporation
1995 Incentive Stock
Option Plan)

                                              Total filing fee: $16,413
                                                                -------
========================================================================================


(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the P-Com, Inc. 1995 Stock Option/Stock Issuance Plan, the P-Com, Inc. Employee Stock Purchase Plan and the Control Resources Corporation 1995 Incentive Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of P-Com, Inc.

(2)  Calculated  solely for purposes of this offering under  Rule
     457(h) of the Securities Act of 1933, as amended, on the basis of the fair market value per share of Common Stock of P-Com, Inc. on June 26, 1997.

(3)  Calculated  solely for purposes of this offering under  Rule
     457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the options.



                            PART II

       Information Required in the Registration Statement



Item 3.  Incorporation of Documents by Reference
------------------------------------------------

      P-Com,  Inc.  (the  "Registrant")  hereby  incorporates  by
reference   into  this  Registration  Statement   the   following
documents  previously  filed  with the  Securities  and  Exchange
Commission (the "SEC"):

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the SEC on March 31, 1997;

    (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997, filed with the SEC on May 15, 1997;

    (c) The Registrant's Current Reports on Form 8-K filed with the SEC on March 21, 1997, as amended, and June 13, 1997, as amended; and

    (d)   The  Registrant's Registration Statement  No.  0-
          25356 on Form 8-A filed with the SEC on January 12, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the 1934 Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

      All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities
----------------------------------
     Not Applicable.

Item 5.    Interests of Named Experts and Counsel
-------------------------------------------------
     Not Applicable.

Item 6.  Indemnification of Directors and Officers
--------------------------------------------------

      The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derives an improper personal benefit.

      The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

      The Registrant has entered into separate indemnification agreements with each of its directors and officers. These agreements require the Registrant, among other things, to indemnify such director or officer against expenses (including attorneys' fees), judgments, fines and settlements (collectively, "Liabilities") paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as a director or officer of the Registrant (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Registrant. The Registrant believes that its Certificate of Incorporation and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.


Item 7.  Exemption from Registration Claimed
--------------------------------------------
     Not Applicable.


Item 8.  Exhibits
-----------------
 Exhibit
 Number     Exhibit
-------     -------

   4        Instruments Defining the Rights of Stockholders.
            Reference   is   made  to  Registrant's  Registration
            Statement   No.  0-25356  on  Form   8-A   which   is
            incorporated  herein by reference  pursuant  to  Item
            3(d).
   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
            23.1   Consent  of Price Waterhouse LLP,  Independent
            Accountants.
  23.2      Consent  of  Ernst  &  Young,  LLP, Independent Accountants.
  23.3      Consent  of  KPMG  Peat Marwick,  LLP,  Independent Accountants.
  23.4      Consent of Brobeck, Phleger & Harrison LLP  is contained in
            Exhibit 5.
   24 Power of Attorney. Reference is made to page II-5 of this Registration Statement
  99.1      P-Com, Inc. 1995 Stock Option/Stock Issuance Plan.
  99.2      Form  of  Notice  of  Grant  of  Stock  Option (incorporated by reference to Exhibit  No.  99.2  of Registration Statement
            No. 33-89908).
  99.3 Form of Stock Option Agreement (incorporated by reference to Exhibit No. 99.3 of Registration Statement No. 33-89908).
  99.4      Form  of  Addendum to Stock  Option  Agreement
            (Limited  Stock Appreciation Right) (incorporated  by
            reference   to   Exhibit  No.  99.4  of  Registration
            Statement No. 33-89908).
  99.5      Form  of  Addendum to Stock  Option  Agreement
            (Involuntary Termination) (incorporated by  reference
            to Exhibit No. 99.5 of Registration Statement No. 33-
            89908).
  99.6      Form  of  Addendum to Stock  Option  Agreement
            (Financial Assistance) (incorporated by reference  to
            Exhibit  No. 99.6 of Registration Statement  No.  33-
            89908).
  99.7 Form of Addendum to Stock Option Agreement (Special Tax Elections) (incorporated by reference to Exhibit No. 99.7 of Registration Statement No. 33-89908).
  99.8      Form of Stock Purchase Agreement (incorporated by  reference to  Exhibit No. 99.8  of  Registration Statement No. 33-89908).
  99.9      Form of Stock Issuance Agreement (incorporated by  reference to  Exhibit No. 99.9  of  Registration Statement No. 33-89908).
  99.10 Form of Addendum to Stock Issuance Agreement (Involuntary Termination) (incorporated by reference to Exhibit No. 99.10 of Registration Statement No. 33-89908).
  99.11 Form of Addendum to Stock Issuance Agreement (Special Tax Elections) (incorporated by reference to Exhibit No. 99.11 of Registration Statement No. 33-89908).
  99.12     Form  of  Notice of Grant of  Automatic  Stock
            Option (Initial Grant) (incorporated by reference  to
            Exhibit  No.  99.12  of  Registration  Statement  No.
            333-07773).
  99.13     Form  of  Notice of Grant of  Automatic  Stock
            Option  (Annual Grant) (incorporated by reference  to
            Exhibit   99.13   of   Registration   Statement   No.
            333-07773).
  99.14 Form of Automatic Stock Option Agreement (incorporated by reference to Exhibit No. 99.14 of Registration Statement No. 33-89908).
  99.15     Employee Stock Purchase Plan.
  99.16     Form of Stock Purchase Agreement (incorporated
            by  reference  to  Exhibit No. 99.16 of  Registration
            Statement No. 33-89908).
  99.17     Form  of  Enrollment/Change Form (incorporated
            by  reference  to  Exhibit No. 99.17 of  Registration
            Statement No. 33-89908).
  99.18     1995  Incentive Stock Option Plan  of  Control
            Resources Corporation.
  99.19     Form of Incentive Stock Option Agreement under
            1995   Incentive   Stock  Option  Plan   of   Control
            Resources Corporation.
  99.20 Form of Stock Option Assumption Agreement for options granted under 1995 Incentive Stock Option
            Plan of Control Resources Corporation.


Item 9.  Undertakings
---------------------

             A.   The  undersigned Registrant hereby  undertakes:
(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement
(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and
(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan, the Employee Stock Purchase Plan and the Control Resources Corporation 1995 Incentive Stock Option Plan.

             B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              C.   Insofar  as  indemnification  for  liabilities
arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.






                           SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Campbell, State of California on this 27th day of June, 1997.

                              P-Com, Inc.


                              By: /s/ George P. Roberts
                                  -----------------------------
                                   George P. Roberts
                                   Chairman  of  the  Board  and
                                   Chief Executive Officer



                       POWER OF ATTORNEY
                       -----------------

KNOW ALL PERSONS BY THESE PRESENTS:

           That the undersigned officers and directors of P-Com, Inc., a Delaware corporation, do hereby constitute and appoint George P. Roberts and Michael J. Sophie and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this
Registration  Statement,  to any and all  amendments,  both  pre-
effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

           IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                             Date
---------                          -----                             ----

/s/ George P. Roberts        Chairman of the Board and
-----------------------      Chief Executive Officer
George P. Roberts            (Principal Executive Officer)       June 27, 1997


/s/ Michael J. Sophie        Vice President, Finance
-----------------------      and Administration and Chief
Michael J. Sophie            Financial Officer (Principal
                             Financial and Accounting Officer)   June 27, 1997


/s/ Gill Cogan               Director                            June 27, 1997
-----------------------
Gill Cogan



-----------------------      Director                            June __, 1997
John A. Hawkins



-----------------------      Director                           June ___, 1997
M. Bernard Puckett



-----------------------      Director                           June ___, 1997
James J. Sobczak




                 SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                              EXHIBITS

                                 TO

                              FORM S-8

                               UNDER

                       SECURITIES ACT OF 1933


                             P-COM, INC.





                            EXHIBIT INDEX
                            -------------

Exhibit
Number      Exhibit
------      -------

   4        Instruments Defining the Rights of Stockholders.
            Reference   is   made  to  Registrant's  Registration
            Statement   No.  0-25356  on  Form   8-A   which   is
            incorporated  herein by reference  pursuant  to  Item
            3(d).
   5        Opinion and consent of Brobeck, Phleger & Harrison LLP.
  23.1      Consent  of Price Waterhouse LLP, Independent Accountants.
  23.2      Consent  of  Ernst  &  Young,  LLP,   Independent Accountants.
  23.3      Consent  of  KPMG  Peat Marwick,  LLP,  Independent Accountants.
  23.4      Consent of Brobeck, Phleger & Harrison LLP  is contained in
            Exhibit 5.
   24       Power of Attorney.  Reference is made to page II-5 of this
            Registration Statement
  99.1      P-Com, Inc. 1995 Stock Option/Stock Issuance Plan.
  99.2      Form  of  Notice  of  Grant  of  Stock  Option (incorporated by reference to Exhibit  No.  99.2  of Registration Statement
            No. 33-89908).
  99.3      Form  of  Stock Option Agreement (incorporated by  reference to  Exhibit No. 99.3  of  Registration Statement No. 33-89908).
  99.4      Form  of  Addendum to Stock  Option  Agreement
            (Limited  Stock Appreciation Right) (incorporated  by
            reference   to   Exhibit  No.  99.4  of  Registration
            Statement No. 33-89908).
  99.5      Form  of  Addendum to Stock  Option  Agreement
            (Involuntary Termination) (incorporated by  reference
            to Exhibit No. 99.5 of Registration Statement No. 33-
            89908).
  99.6      Form  of  Addendum to Stock  Option  Agreement
            (Financial Assistance) (incorporated by reference  to
            Exhibit  No. 99.6 of Registration Statement  No.  33-
            89908).
  99.7      Form of Addendum to Stock Option Agreement (Special Tax Elections)
            (incorporated by reference to Exhibit No. 99.7 of Registration
            Statement No. 33-89908).
  99.8      Form of Stock Purchase Agreement (incorporated by  reference to  Exhibit No. 99.8  of  Registration Statement No. 33-89908).
  99.9      Form of Stock Issuance Agreement (incorporated by  reference to  Exhibit No. 99.9  of  Registration Statement No. 33-89908).
  99.10     Form of Addendum to Stock Issuance Agreement (Involuntary
            Termination) (incorporated by reference to Exhibit No. 99.10 of
            Registration Statement No. 33-89908).
  99.11     Form of Addendum to Stock Issuance Agreement (Special Tax
            Elections) (incorporated by reference to Exhibit No. 99.11 of
            Registration Statement No. 33-89908).
  99.12     Form  of  Notice of Grant of  Automatic  Stock
            Option (Initial Grant) (incorporated by reference  to
            Exhibit  No.  99.12  of  Registration  Statement  No.
            333-07773).
  99.13     Form  of  Notice of Grant of  Automatic  Stock
            Option  (Annual Grant) (incorporated by reference  to
            Exhibit   99.13   of   Registration   Statement   No.
            333-07773).
  99.14     Form of Automatic Stock Option Agreement (incorporated by reference to Exhibit No. 99.14 of Registration Statement No. 33-89908).
  99.15     Employee Stock Purchase Plan.
  99.16     Form of Stock Purchase Agreement (incorporated
            by  reference  to  Exhibit No. 99.16 of  Registration
            Statement No. 33-89908).
  99.17     Form  of  Enrollment/Change Form (incorporated
            by  reference  to  Exhibit No. 99.17 of  Registration
            Statement No. 33-89908).
  99.18     1995  Incentive Stock Option Plan  of  Control
            Resources Corporation.
  99.19     Form of Incentive Stock Option Agreement under
            1995   Incentive   Stock  Option  Plan   of   Control
            Resources Corporation.
  99.20     Form of Stock Option Assumption Agreement  for
            options  granted  under 1995 Incentive  Stock  Option
            Plan of Control Resources Corporation.




                         June 30, 1997





P-Com, Inc.
3175 S. Winchester Blvd.
Campbell, CA  95008

                    Re:  P-Com, Inc. - Registration
                         Statement  for Offering of  1,728,071
                         Shares of Common Stock

Dear Ladies and Gentlemen:

     We refer to your registration on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, of (i) 1,500,000 shares of Common Stock of the Company available for issuance under the P-Com, Inc. 1995 Stock Option/Stock Issuance Plan, (ii) 150,000 shares of Common Stock available for issuance under the P-Com, Inc. Employee Stock Purchase Plan and (iii) 78,071 shares of Common Stock available for issuance under the Control Resources Corporation 1995 Incentive Stock Option Plan. We advise you that, in our opinion, when such shares have been issued and sold pursuant to the applicable provisions of such plans and in accordance with the Registration Statement, such shares will be validly issued, fully paid and nonassessable shares of the Company's Common Stock.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                        Very truly yours,



                                        BROBECK, PHLEGER & HARRISON LLP